Employee Benefit Plan	12 Months Ended
Dec. 31, 2018
Postemployment Benefits [Abstract]
Employee Benefit Plan

10. Employee Benefit Plan

We sponsor a 401(k) tax-deferred savings plan for our employees. We match 100% of each employee’s contributions, up to 6% of the employee’s total compensation. Brigham Minerals may also contribute additional amounts at its discretion. Brigham Minerals contributed $0.2 million and $0.1 million to the 401(k) plan for the years ended December 31, 2018 and 2017.